UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2008

SAHARA MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

75 Franklin Street, 2nd Floor
New York, New York 10013
(Address of principal executive offices) (zip code)

(212) 465-3428
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 8, 2008, Sahara Media Holdings, Inc. (the “Company”) entered into a series of identical subscription agreements (the “Subscription Agreements”) with accredited investors, pursuant to which the Company sold units, for a purchase price of $125,000 per unit, with each unit consisting of (i) 100,000 shares of common stock and (ii) five-year warrants to purchase 100,000 shares of common stock at an exercise price of $2.50 (the Units”). Pursuant to the Subscription Agreements, the Company issued and sold an aggregate of 1,413,875 shares of common stock (the “Common Shares”) and five-year warrants to purchase 1,413,875 shares of common stock at an exercise price of $2.50 (the “Warrants”), for an aggregate purchase price of approximately $1,767,000. The Company received net proceeds of approximately $1,525,000.

John Thomas Financial, Inc. was the exclusive placement agent for the private placement and received a commission of approximately $177,000 (equal to 10% of the gross proceeds) and a non-accountable expense allowance of approximately $53,000 (equal to 3% of the gross proceeds).

Pursuant to the Subscription Agreements, the Company agreed to use its best reasonable efforts to file a registration statement registering the Common Shares and the shares of common stock underlying the Warrants, subject to Securities and Exchange Commission (“SEC”) limitations, within 45 days of the filing of the Company’s Form 10 information with the SEC.

Since July 2008, the Company has sold approximately $9,925,000 of its Units. Of the gross proceeds from the private placements, the Company has used  approximately $1,800,000  for offering expenses, $850,000  for expenses related to the acquisition of Sahara Media, Inc. $600,000 to repay debt of Sahara Media and $6,675,000  is being used for general corporate purposes.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement (filed as an exhibit to the Company’s 8K filed September 24, 2008, and incorporated herein by reference)
10.2	Form of Warrant (filed as an exhibit to the Company’s 8K filed September 24, 2008, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAHARA MEDIA HOLDINGS, INC.

Dated: October 15, 2008	By:	/s/ Philmore Anderson IV
Name: Philmore Anderson IV
Title: Chief Executive Officer

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